UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2024

AGILENT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15405	77-0518772
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5301 Stevens Creek Boulevard, Santa Clara, CA		95051
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (800) 227-9770

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter) ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 9, 2024, Agilent Technologies, Inc. (the “Company”) closed the sale of $600 million in aggregate principal amount of its 4.200% Senior Notes due 2027 (the “2027 Notes”) and $600 million in aggregate principal amount of its 4.750% Senior Notes due 2034 (the “2034 Notes” and together with the 2027 Notes, the “Notes”) in an underwritten public offering (the “Offering”). The Notes were offered pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-281896) filed with the Securities and Exchange Commission on September 3, 2024, as supplemented by the prospectus supplement, dated September 4, 2024.

The Notes were issued pursuant to the Indenture, dated as of March 12, 2021 (the “Indenture”), between the Company and Citibank, N.A., as trustee (the “Trustee”), as supplemented, in the case of the 2027 Notes, by the Second Supplemental Indenture, dated as of September 9, 2024, between the Company and the Trustee (the “Second Supplemental Indenture”) and, in the case of the 2034 Notes, by the Third Supplemental Indenture, dated as of September 9, 2024, between the Company and the Trustee (the “Third Supplemental Indenture” and, together with the Second Supplemental Indenture, the “Supplemental Indentures”) with the following principal terms.

The 2027 Notes were issued at a price to the public of 99.866% of their principal amount and the 2034 Notes were issued at a price to the public of 99.638% of their principal amount. The 2027 Notes will mature on September 9, 2027 and bear interest at a fixed rate of 4.200% per annum and the 2034 Notes will mature on September 9, 2034 and bear interest at a fixed rate of 4.750% per annum, in each case payable semi-annually in arrears on March 9 and September 9 of each year, commencing on March 9, 2025. The Notes are unsecured and will rank equally in right of payment with all of the Company’s other senior unsecured indebtedness.

The Notes are redeemable, in whole or in part, at any time prior to, with respect to the 2027 Notes, August 9, 2027 (one month prior to the maturity date of the 2027 Notes) and with respect to the 2034 Notes, June 9, 2034 (three months prior to the maturity date of the 2034 Notes) (each such date, a “Par Call Date”), at the Company’s option, at a redemption price equal to the greater of: (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes of such series matured on the applicable Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in each Supplemental Indenture) plus (i) 10 basis points in the case of the 2027 Notes or (ii) 20 basis points in the case of the 2034 Notes, in each case less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the Notes of such series to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date. On or after the applicable Par Call Date, the Company may redeem the Notes of the applicable series, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes of such series being redeemed plus accrued and unpaid interest thereon to the redemption date. In addition, upon the occurrence of a Change of Control Repurchase Event (as defined in each Supplemental Indenture) as to a series of Notes, the Company will be required to make an offer to repurchase the Notes of such series at a price equal to 101% of their principal amount, plus accrued and unpaid interest to, but not including, the date of repurchase.

If (i) the BioVectra Acquisition (as defined in the Second Supplemental Indenture) is not consummated on or prior to the Special Mandatory Redemption End Date (as defined in the Second Supplemental Indenture) or (ii) the Company notifies the Trustee that it will not pursue consummation of the BioVectra Acquisition, the Company will be required to redeem all of the 2027 Notes at a redemption price equal to 101% of the aggregate principal amount of such 2027 Notes, plus accrued and unpaid interest, if any, to, but not including, the Special Mandatory Redemption Date (as defined in the Second Supplemental Indenture). The 2034 Notes will not be subject to any such mandatory redemption provisions.

The Indenture contains covenants that limit the ability of the Company and its subsidiaries to incur liens, enter into sale and lease-back transactions and consolidate, merge or sell assets, subject to certain exceptions.

The Notes are subject to customary events of default, including: (a) the Company’s failure to pay principal or premium, if any, on the Notes when due at maturity, upon redemption or otherwise; (b) the Company’s failure to pay interest on the Notes for 30 days after the interest becomes due and payable; (c) the Company’s failure to repurchase Notes tendered for repurchase following the occurrence of a Change of Control Repurchase Event; (d) the Company’s failure to perform, or its breach of, any other covenant, warranty or agreement in the Indenture for

90 days after either the Trustee or holders of at least 25% in principal amount of the outstanding Notes have given the Company notice of the default in the manner required by the Indenture; (e) the Company’s default in the performance, or breach, of its obligations regarding a consolidation, merger or sale of assets, and (f) specified events involving the Company’s bankruptcy, insolvency or reorganization.

The descriptions above are summaries and are qualified in their entirety by the Indenture, the Second Supplemental Indenture and the form of 2027 Note and the Third Supplemental Indenture and the form of 2034 Note, filed as Exhibits No. 4.1, 4.2, 4.3, 4.4 and 4.5 hereto, respectively, and, in each case, incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of March 12, 2021, between the Company and Citibank, N.A. (incorporated by reference to Exhibit 4.1 of the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 12, 2021).

4.2	Second Supplemental Indenture, dated as of September 9, 2024, between the Company and Citibank, N.A.

4.3	Form of Global Note for the Company’s 4.200% Senior Notes due 2027 (contained in Exhibit 4.2).

4.4	Third Supplemental Indenture, dated as of September 9, 2024, between the Company and Citibank, N.A.

4.5	Form of Global Note for the Company’s 4.750% Senior Notes due 2034 (contained in Exhibit 4.4).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

By:	/s/ P. Diana Chiu
Name:	P. Diana Chiu
Title:	Vice President, Assistant General Counsel and Assistant Secretary

Date: September 9, 2024